Exhibit 99.1

Phone: 800-213-0689
www.newenergytechnologiesinc.com	Ms. Briana L. Erickson New Energy Technologies, Inc. 9192 Red Branch Road, Suite 110 Columbia, MD 21045 Email: Briana@NewEnergyTechnologiesInc.com

News Release

New Energy Bolsters Patent Portfolio & Expands Exclusive Worldwide Licensing Agreement for its SolarWindow™ Technology

Columbia, MD– December 1, 2010 – New Energy Technologies, Inc. (OTCBB: NENE) today announced that the Company has entered into an expanded License Agreement with the University of South Florida Research Foundation, Inc. (USFRF) to include several additional technologies which enable development of SolarWindow™, the world’s first-of-its-kind product capable of generating electricity on see-thru glass windows.

Under terms of the agreement, the Company’s wholly-owned subsidiary, New Energy Solar Corporation, obtained an exclusive worldwide commercial license to numerous discoveries important to achieving transparency and ease of manufacturing of SolarWindow™.  Included are new patent filings and inventions, which:

•	Allow electricity-generating coatings to be sprayed onto surfaces while remaining see-thru; and

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Enable fabrication of novel ‘contacts’ which conduct electricity on SolarWindow™, yet remain see-thru.  Conventional contacts for conducting electricity make use of metals which can block visibility and inhibit transparency.

“Through our licensing arrangement, each new scientific and technical discovery in the research facility brings SolarWindow™ one step closer to commercialization,” stated Mr. John A. Conklin, President & CEO of New Energy Technologies, Inc.  “This expanded License Agreement strengthens New Energy’s intellectual property portfolio and reinforces our confidence in knowing that important technologies are secured exclusively for our worldwide use as we move SolarWindow™ towards pre-production scale-up and eventual commercial launch.”

See over form more

New Energy Expands SolarWindow™ License & Patents

“It’s exciting to see bench research applied to the development of meaningful commercial products. Our ongoing collaboration, through this expanded license agreement, with New Energy to develop the SolarWindowTM technology could transform the way in which we view the use of solar energy for our homes, offices, and commercial buildings,” stated Ms. Valerie Landrio McDevitt, Assistant Vice President for Research, Division of Patents and Licensing, University of South Florida, and U.S. Registered Patent Attorney.

USFRF has licensed numerous groundbreaking discoveries and important commercial processes and applications to New Energy for the development of its SolarWindow™.  These inventions have been discovered under the auspices of Lead Researcher and Physicist, Dr. Xiaomei Jiang at the University of South Florida.

Currently under development, SolarWindow™ is the first-of-its-kind see-thru glass window technology capable of generating electricity, and according to the Company’s internal financial modeling and energy savings calculations, able to outperform conventional rooftop solar installations by more than 300% when applied to the window facades of commercial skyscrapers.  One aspect of New Energy's technology and product development plans for SolarWindow™ addresses the potential application and use in the estimated 5 million commercial buildings in America (Energy Information Administration) and more than 80 million single detached homes.

Financial terms of the expanded License Agreement announced today were not disclosed.

About New Energy Technologies, Inc.
New Energy Technologies, Inc., together with its wholly owned subsidiaries, is a developer of next generation alternative and renewable energy technologies. Among the Company’s technologies under development are:

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MotionPower™ roadway systems for generating electricity by capturing the kinetic energy produced by moving vehicles – a patent-pending technology, the subject of nine patent applications in the United States and two international patent filings. An estimated 250 million registered vehicles drive more than six billion miles on America’s roadways, every day; and

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SolarWindow™ technologies which enable see-thru windows to generate electricity by ‘spraying’ their glass surfaces with New Energy’s electricity-generating coatings.  These solar coatings are less than 1/10th the thickness of ‘thin’ films and make use of the world’s smallest functional solar cells, shown to successfully produce electricity in a published peer-reviewed study in the Journal of Renewable and Sustainable Energy of the American Institute of Physics.

Through established relationships with universities, research institutions, and commercial partners, we strive to identify technologies and business opportunities on the leading edge of renewable energy innovation.  Unique to our business model is the use of established research infrastructure owned by the various institutions we deal with, saving us significant capital which would otherwise be required for such costs as land and building acquisition, equipment and capital equipment purchases, and other start up expenses. As a result, we are able to benefit from leading edge research while employing significantly less capital than conventional organizations.

New Energy Expands SolarWindow™ License & Patents

For additional information, please call Ms. Briana L. Erickson toll-free at 1-800-213-0689 or visit: www.newenergytechnologiesinc.com.

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Legal Notice Regarding Forward-Looking Statements

No statement herein should be considered an offer or a solicitation of an offer for the purchase or sale of any securities. This release contains forward-looking statements that are based upon current expectations or beliefs, as well as a number of assumptions about future events. Although New Energy Technologies, Inc. (the “Company” or “New Energy Technologies”) believes that the expectations reflected in the forward-looking statements and the assumptions upon which they are based are reasonable, it can give no assurance that such expectations and assumptions will prove to have been correct. Forward-looking statements, which involve assumptions and describe our future plans, strategies, and expectations, are generally identifiable by use of the words “may,” “will,” “should,” “could,” “expect,” “anticipate,” “estimate,” “believe,” “intend,” or “project” or the negative of these words or other variations on these words or comparable terminology. The reader is cautioned not to put undue reliance on these forward-looking statements, as these statements are subject to numerous factors and uncertainties, including but not limited to adverse economic conditions, intense competition, lack of meaningful research results, entry of new competitors and products, adverse federal, state and local government regulation, inadequate capital, unexpected costs and operating deficits, increases in general and administrative costs, termination of contracts or agreements, technological obsolescence of the Company's products, technical problems with the Company's research and products, price increases for supplies and components, litigation and administrative proceedings involving the Company, the possible acquisition of new businesses or technologies that result in operating losses or that do not perform as anticipated, unanticipated losses, the possible fluctuation and volatility of the Company's operating results, financial condition and stock price, losses incurred in litigating and settling cases, dilution in the Company's ownership of its business, adverse publicity and news coverage, inability to carry out research, development and commercialization plans, loss or retirement of key executives and research scientists, changes in interest rates, inflationary factors, and other specific risks. There can be no assurance that further research and development will validate and support the results of our preliminary research and studies. Further, there can be no assurance that the necessary regulatory approvals will be obtained or that New Energy Technologies, Inc. will be able to develop commercially viable products on the basis of its technologies. In addition, other factors that could cause actual results to differ materially are discussed in the Company's most recent Form 10-Q and Form 10-K filings with the Securities and Exchange Commission. These reports and filings may be inspected and copied at the Public Reference Room maintained by the U.S. Securities & Exchange Commission at 100 F Street, N.E., Washington, D.C. 20549. You can obtain information about operation of the Public Reference Room by calling the U.S. Securities & Exchange Commission at 1-800-SEC-0330. The U.S. Securities & Exchange Commission also maintains an Internet site that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the U.S.  Securities & Exchange Commission at http://www.sec.gov. The Company undertakes no obligation to publicly release the results of any revisions to these forward looking statements that may be made to reflect the events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.